UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2006
ENTREMED, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
9640 Medical Center Drive
Rockville, MD

(Address of principal executive offices)
20850

(Zip Code)
(240) 864-2600

(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business Operations
Item 1.01 Entry into a Material Definitive Agreement
     On June 21, 2006, EntreMed, Inc. (the “Company”) entered into a one-year extension of its employment agreement with Dane Saglio, the Company’s Chief Financial Officer. The one-year extension is for the period beginning July 1, 2006 through June 30, 2007. There were no other changes to the terms of Mr. Saglio’ employment agreement pursuant to the extension. The extension letter is included as Exhibit 10.1 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
     10.1     Letter Agreement between the Company and Dane Saglio dated June 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTREMED, INC.
(Registrant)
By:
\s\ James S. Burns
James S. Burns
President and Chief Executive Officer
Date: June 22, 2006